EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of June 30, 2003 (the "Company") on Form 10-QSB for the quarter ended June 30, 2003 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, we, Larry V. Bailey, President and Chief Executive Officer, and James J. Casaert, Vice President and Treasurer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2003

/s/ Larry V. Bailey                               /s/ James J. Casaert
-------------------------------------             -----------------------------
Larry V. Bailey                                   James J. Casaert
President and Chief Executive Officer             Vice President and Treasurer